SCOUT INVESTMENTS

Scout Core Plus Bond Fund
Institutional Class (SCPZX)                                                                                                        SUMMARY PROSPECTUS
      Class Y (SCPYX)                              October 31, 2016

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund online at scoutinv.com.  You can also get this information at no cost by calling 1-800-996-2862 or by sending an e-mail request to scoutfunds@scoutinv.com.  The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the web site, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The investment objective of the Scout Core Plus Bond Fund (the “Fund”) is a high level of total return consistent with the preservation of capital.

FEES AND EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Institutional Class	Class Y
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class	Class Y
Management Fees	0.40%	0.40%
Distribution (12b-1) Fees	None	0.25%
Other Expenses	0.25%1	0.24%
Total Annual Fund Operating Expenses	0.65%1	0.89%
Less Advisor’s Fee Waiver and/or Expense Assumption	(0.25)% 2	(0.09)%2
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Assumption)	0.40%	0.80%

1 “Total Annual Fund Operating Expenses” for Institutional Class shares do not correlate to the ratio of expenses to average net assets for the most recent fiscal year ended June 30, 2016 in the Financial Highlights table in this Prospectus and in the Fund’s most recent Annual Report. “Other Expenses” have been adjusted to accurately reflect the authorized fees and expenses of the Institutional Class shares.

2 Scout Investments, Inc. (the “Advisor”) has entered into an agreement to waive advisory fees and/or assume certain fund expenses through October 30, 2017 in order to limit the “Total Annual Fund Operating Expenses” (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, short sale dividend and interest expenses, and non-routine expenses) to no more than 0.40% for Institutional Class shares of the Fund and 0.80% for Class Y shares of the Fund.  If “Total Annual Fund Operating Expenses” would fall below the current expense limit, the Advisor may cause the Fund’s expenses to remain at the current expense limit while it is reimbursed for fees that it waived or expenses that it assumed during the three years following the end of the fiscal year in which the Advisor waived fees or assumed expenses for the Fund, provided that such reimbursement will not cause the Fund to exceed any applicable expense limit that was in place when the fees were waived or expenses assumed.  This expense limitation agreement may not be terminated prior to October 30, 2017 unless the Fund’s Board of Trustees (the “Board”) consents to an earlier revision or termination as being in the best interests of the Fund.

 Example:  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Please note that only the first year in the example reflects the effect of the Advisor’s contractual agreement to limit overall Fund expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Core Plus Bond Fund	1 Year	3 Years	5 Years	10 Years
Institutional Class	$41	$183	$337	$787
Class Y	$82	$275	$484	$1,088

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  The Fund’s annual turnover rate may exceed 100% and may vary greatly from year to year.  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 480% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in bonds of varying maturities, including mortgage- and asset-backed securities.  Any change in this 80% policy approved by the Board may not take effect until shareholders have received written notice of the change at least sixty days before it occurs.  The bonds in which the Fund may invest also include other fixed income instruments such as debt securities, to-be-announced securities and other similar instruments issued by various U.S. and non-U.S.

public- or private-sector entities.  The Fund invests primarily in investment grade securities, but may also invest up to 25% of its assets in non-investment grade securities, also known as high yield securities or “junk” bonds.  Investment grade securities include securities rated in one of the four highest rating categories by a nationally recognized statistical rating organization, such as BBB- or higher by Standard & Poor’s Financial Services LLC (“S&P®”).  In addition, the Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis.  Securities will generally be U.S. dollar denominated although they may be securities of foreign issuers.  The Fund may also invest in securities denominated in foreign currencies.  The Fund’s investments in the securities of foreign issuers may include investments in developing countries or emerging markets.

The Fund may invest in derivative instruments, such as options, futures contracts (including interest rate, bond, U.S. Treasury and fixed income index futures contracts), currency forwards and swap agreements (including credit default swaps) subject to applicable law and any other restrictions described in the Fund’s Prospectus or Statement of Additional Information (“SAI”).  The Fund’s investment in credit default swap agreements may include both single-name credit default swap agreements and credit default swap index products, such as CDX index products. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks. These derivatives may be used to enhance Fund returns, increase liquidity, manage the duration of the Fund’s portfolio and/or gain exposure to certain instruments or markets (i.e., the corporate bond market) in a more efficient or less expensive way. The credit default swap agreements that the Fund invests in may provide exposure to an index of securities representative of the entire investment grade and high yield fixed income markets, which can include underlying issuers rated as low as CCC by S&P®.  Derivative instruments that provide exposure to bonds may be used to satisfy the Fund’s 80% investment policy.

How does the Fund choose securities in which to invest?  The Advisor attempts to maximize total return over a long-term horizon through opportunistic investing in a broad array of eligible securities.  The investment process combines top-down interest rate management with bottom-up fixed income security selection, focusing on undervalued issues in the fixed income market.  The Advisor first establishes the portfolio’s duration, or interest rate sensitivity. The Advisor determines whether the fixed income market is under- or over-priced by comparing current real interest rates (the nominal rates on U.S. Treasury securities less the Advisor’s estimate of inflation) to historical real interest rates. If the current real interest rate is higher than historical norms, the market is considered undervalued and the Advisor will manage the portfolio with a duration greater than the benchmark.  Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.  If the current real interest rate is less than historical norms, the market is considered overvalued and the Advisor will run a defensive portfolio by managing the portfolio with a duration less than the benchmark.  The Advisor normally structures the Fund so that the overall portfolio has a duration of between two and seven years based on market conditions.  For purposes of calculating the Fund’s portfolio duration, the Fund includes the effect of the derivative instruments held by the Fund.

The Advisor then considers sector exposures.  Sector exposure decisions are made on both a top-down and bottom-up basis.  A bottom-up issue selection process is the major determinant of sector exposure, as the availability of attractive securities in each sector determines their underweighting or overweighting in the Fund subject to sector exposure constraints.  However, for the more generic holdings in the Fund, such as agency notes and pass-through mortgage backed securities, top-down considerations will drive the sector allocation process on the basis of overall measurements of sector value such as yield spreads or price levels.

Once the Advisor has determined an overall market strategy, the Advisor selects the most attractive fixed income securities for the Fund. The portfolio managers screen hundreds of securities to determine how each will perform in various interest rate environments. The portfolio managers construct these scenarios by considering the outlook for interest rates, fundamental credit analysis and option-adjusted spread analysis. The portfolio managers compare these investment opportunities and assemble the Fund’s portfolio from the best available values. The Advisor constantly monitors the expected returns of the securities in the Fund versus those available in the market and of other securities the Advisor is considering for purchase. The Advisor’s strategy is to replace securities that it feels are approaching fair market value with those that, according to its analysis, are significantly undervalued. As a result of this strategy, the Fund’s portfolio turnover rate will vary from year to year depending on market conditions.

MAIN RISKS

As with any mutual fund, there is a risk that you could lose money by investing in the Fund.  The shares offered by this Prospectus are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. (“UMB”) or any other banking institution.  They are not federally insured by the Federal Deposit Insurance Corporation or any other United States government agency.  These shares involve investment risks, including the possible loss of the principal invested.

Market Risks:  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline, sometimes rapidly or unpredictably, due to factors affecting securities markets generally, particular geographic regions or particular industries.  If the value of the Fund’s investments goes down, the share price of the Fund will go down, and you may lose money. U.S. and international markets have experienced extreme volatility, reduced liquidity, credit downgrades, increased likelihood of default and valuation difficulties in recent years.

Fixed Income Security Risks:  The Fund’s investments are subject to the risks inherent in individual fixed income security selections.  Yields and principal values of debt securities (bonds) will fluctuate.  Generally, values of debt securities change inversely with interest rates.  As interest rates go up, the value of debt securities tends to go down. As a result, the value of the Fund may go down.  The risks associated with rising interest rates may be more pronounced in the near future due to the current period of historically low rates.  Furthermore, these fluctuations tend to increase as a fixed income security’s time to maturity increases, so a longer-term fixed income security will decrease more for a given increase in interest rates than a shorter-term fixed income security.  Fixed income securities may also be affected by changes in the credit rating or financial condition of their issuers.

Maturity Risks:  The Fund will invest in fixed income securities of varying maturities.  Generally, the longer a fixed income security’s maturity, the greater the risk.  Conversely, the shorter a fixed income security’s maturity, the lower the risk.

Credit Risks:  Credit risk is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

High Yield Security Risks: High yield securities involve greater risk than investment grade securities, including the possibility of default or bankruptcy. They tend to be more sensitive to economic conditions than higher-rated debt securities and, as a result, are generally more sensitive to credit risk than securities in the higher-rated categories. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments.  Periods of economic uncertainty generally result in increased volatility in the market prices of these securities.

Issuer Risks: The risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Credit Ratings Risks:  Ratings by nationally recognized rating agencies generally represent the agencies’ opinion of the credit quality of an issuer and may prove to be inaccurate.

Income Risks:  The Fund’s income could decline due to falling market interest rates.  In a falling interest rate environment, the Fund may be required to invest its assets in lower-yielding securities.

Mortgage- and Asset-Backed Securities Risks:  Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities.  Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets.  Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected.

International Investing Risks: International investing typically involves more risks than investing in domestic securities.  If a security owned by the Fund is denominated in a foreign currency, the value of the foreign currency may fluctuate relative to the U.S. dollar and cause a loss to the Fund.  Furthermore, investing in foreign securities includes risks associated with internal and external political and economic developments, such as the risk that political, economic and social policies and structures of some foreign countries may be less stable and more volatile than those in the U.S. or some foreign countries may be subject to trading restrictions or economic sanctions.  International markets may be less liquid, sometimes making it harder to sell a security, and more volatile. In addition, foreign companies may not be subject to comparable accounting, auditing and financial reporting standards as U.S. companies, and therefore, information about the foreign companies may not be readily available.

To the extent the Fund invests a significant portion of its assets in a single country or region, the Fund may be subject to increased risk associated with the country or region. The risks of investing in foreign securities may be increased if the investments are located in developing countries or emerging markets.  Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. These risks are inherently passed on to the company’s shareholders, including the Fund, and in turn, to the Fund’s shareholders.

As markets become more globalized, many U.S. companies are increasing international business operations and are subject to international investing risks. Funds that invest in larger U.S. companies, such as the Fund, are subject to some degree of international risk as a result of these holdings and, to a lesser degree, as a result of owning direct or indirect interests in foreign companies (typically large multi-national companies).

Portfolio Turnover Risks:  The Fund has historically experienced portfolio turnover in excess of 100%.  Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs on the sale of securities, as well as on the investment of the proceeds in other securities.  The greater the portfolio turnover, the greater the transaction costs to the Fund, which could have an adverse effect on the Fund’s total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

Liquidity Risks:  Liquidity risk is the risk that the Fund may not be able to purchase or sell a particular investment, or may not be able to sell a particular investment at an advantageous price or time. Illiquidity may result from political, economic or issuer specific events or adverse economic or market conditions, such as the lack of an active market and/or reduced number and capacity of traditional market participants to make a market in fixed income securities.  This risk may be magnified during periods of market turmoil, such as a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.  The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity.

Valuation Risks:  Securities held by the Fund are generally priced by an independent pricing service and may also be priced using dealer quotes or fair valuation methodologies in accordance with valuation procedures adopted by the Fund’s Board.  The prices provided by the independent pricing service or dealers or the fair valuations may be different from the prices used by other mutual funds or from the prices at which securities are actually bought and sold.

Derivatives Risks:  Derivatives, such as swap agreements (including credit default swaps and credit default swap index products), options, futures contracts or currency forwards, may involve greater risks than if the Fund invested in the reference obligation directly. These instruments are subject to general market risks, liquidity risks, interest rate risks, credit risks and management risks. Derivatives also present the risk that the other party to the transaction will fail to perform.  Derivatives also involve an increased risk of mispricing or improper valuation of the derivative instrument, and imperfect correlation between the value of the derivative and the underlying instrument so that the Fund may not realize the intended benefits.  When used for hedging, changes in the value of the derivative may also not correlate perfectly with the underlying asset, rate or index.  Derivatives can cause the Fund to participate in losses (as well as gains) in an amount that significantly exceeds the Fund’s initial investment.  The derivatives market may be subject to additional regulations in the future.  Compared to other types of investments, derivatives may also be less tax efficient.

Leverage Risks Associated with Financial Instruments:  The use of financial instruments to increase potential returns, including the use of when-issued, delayed delivery or forward commitment transactions, and derivatives used for investment (non-hedging) purposes, may cause the Fund to be more volatile than if it had not been leveraged.  The use of leverage may also accelerate the velocity of losses and can result in losses to the Fund that exceed the amount originally invested.

Management Risks:  The Fund is subject to management risk as an actively managed investment portfolio and depends on the decisions of the portfolio managers to produce the desired results.

PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s returns have changed from year to year.  The table shows how the Fund’s average annual returns for 1, 5 and 10 year periods compare with those of a broad market benchmark index.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by visiting www.scoutinv.com or by calling 1-800-996-2862.

The Frontegra Columbus Core Plus Fund was reorganized into the Fund after the close of business on April 21, 2011.  Prior to that date, the Fund had no investment operations.  Therefore, the historical returns shown below for periods prior to the close of business on April 21, 2011 are those of the Frontegra Columbus Core Plus Fund.  After-tax returns for Class Y shares will vary from the Institutional Class shares’ after-tax returns shown.

Annual Total Return for Institutional Class Shares as of December 31 of Each Year

2006	2007	2008	2009	2010
6.50%	7.86%	-9.15%	35.19%	10.06%

2011	2012	2013	2014	2015
8.28%	9.85%	-0.36%	2.32%	0.10%

During the periods shown in the bar chart above the Fund’s highest quarterly return was 25.80% (quarter ended June 30, 2009) and the Fund’s lowest quarterly return was -5.13% (quarter ended September 30, 2008).

Year-to-date return (through September 30, 2016): 6.62%

Average Annual Total Return as of  December 31, 2015

	1 Year	5 Years	10 Years
Institutional Class
Return Before Taxes	0.10%	3.95%	6.54%
Return After Taxes on Distributions	-1.06%	2.51%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	0.13%	2.54%	4.24%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	4.51%

	1 Year	5 Years	Since Inception (November 12, 2009)
Class Y
Return Before Taxes	-0.32%	3.59%	4.51%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	0.55%	3.25%	3.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISOR AND PORTFOLIO MANAGERS

The Fund’s investment advisor is Scout Investments, Inc.

Portfolio Manager	Title	Experience Managing the Fund
Mark M. Egan Thomas M. Fink Todd C. Thompson	Lead Portfolio Manager of the Fund Co-Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since its inception 1 Since 20001 Since 20011
Stephen T. Vincent Clark W. Holland	Co-Portfolio Manager of the Fund Co-Portfolio Manager of the Fund	Since 20091 Since October 2014
1	The periods shown prior to the close of business on April 21, 2011 reflect the portfolio managers’ experience managing the predecessor fund, the Frontegra Columbus Core Plus Fund.

PURCHASE AND SALE OF FUND SHARES

Shareholders may purchase and sell shares of the Fund on each day that the Fund is open for business, which is normally any day that the New York Stock Exchange is open for unrestricted trading.

	Class Y
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$1,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100	$100
Gifts to Minors (UGMA/UTMA)	$250	$100
Automatic Investment Plan	$100	$50
Exchanges	$1,000	$1,000

	Institutional Class
Type of Account	Initial Minimum Purchase	Additional Minimum Purchase
Regular (Individual, joint, corporate or trust)	$100,000	$100
IRA (including spousal, Roth & SEP IRAs and Coverdell Education Savings Accounts)	$100,000	$100
Gifts to Minors (UGMA/UTMA)	$100,000	$100
Automatic Investment Plan	$100,000	$50
Exchanges	$100,000	$1,000

You may purchase, redeem or exchange shares by regular mail (Scout Funds, P.O. Box 1241, Milwaukee, WI 53201-1241), overnight courier (Scout Funds, 235 West Galena Street, Milwaukee, WI 53212-3948), telephone (1-800-996-2862) or online (www.scoutinv.com).

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions generally will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

NOT FDIC-INSURED MAY LOSE VALUE NO BANK GUARANTEE
SCOUT INVESTMENTS

P.O. Box 1241
Milwaukee, WI 53201-1241
1-800-996-2862
scoutfunds@scoutinv.com
scoutinv.com

SCOUT, SCOUT INVESTMENTS, SEE FURTHER, the Scout design, and the Ribbon design – Reg. U.S. Tm. Off.